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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 21, 1998



                                 WATERLINK, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

 Delaware                          1-13041                        34-1788678
(State or other             (Commission File Number)      (IRS Employer Identification
 Jurisdiction                                                        No.)
 of Incorporation)

4100 Holiday Street, N.W., Suite 201, Canton, Ohio          44718
     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (330) 649-4000.


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Item 5.  Other Events

         On May 21, 1998, Waterlink, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Item 7(c).   Exhibits.

           99.1 - Press release issued by Waterlink, Inc. on May 21, 1998.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             WATERLINK, INC.



Dated: May 21, 1998          By /s/ Michael J. Vantusko
                                -----------------------------------------------
                                    Michael J. Vantusko, Chief Financial Officer



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                               INDEX TO EXHIBITS
                               -----------------

                                    FORM 8-K


EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------

     99.1           Press release issued by Waterlink, Inc. on May 21, 1998.